UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2021

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Named Executive Officer Compensation

On January 8, 2021, the Board of Directors of Soleno Therapeutics, Inc., (the “Company”) following a review of the Company’s executive compensation program by its Compensation Committee and recommendations, approved certain increases to the base salaries for fiscal year 2021, the payment of cash bonuses for fiscal year 2020 and certain equity awards for certain named executive officers as follows:

Name and Principal Position	Fiscal Year 2021 Annual Base Salary ($)(1)	Fiscal Year 2020 Cash Bonus Award ($)	Options(2)
Anish Bhatnagar Chief Executive Officer	$538,000	$252,000	2,100,000
Kristen Yen Vice President of Clinical Operations	$291,000	$66,250	282,000
Patricia Hirano Vice President of Regulatory Affairs	$315,000	$75,000	323,000

(1)	Effective as of January 1, 2021.
(2)

Twelve and one-half percent (12.5%) of the shares subject to the Option shall vest upon the date following the acceptance by the U.S. Food and Drug Administration of an NDA submission for the Company’s DCCR tablets, twelve and one-half percent (12.5%) of the shares subject to the Option shall vest upon the submission by the Company to the European Medicines Agency European of an MAA for the Company’s DCCR tablets, and one forty-eighth (1/48th) of the remaining shares subject to the Option shall vest each month after January 8, 2021 on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider (as defined in the Plan) of the Company through each such date. All options have an exercise price of $2.24, which was the last reported trading price of the Company’s common stock on the Nasdaq Capital Market on January 8, 2021.

On January 8, 2021, the Board of Directors also approved certain changes to the Company’s standard severance terms for executive officers and management. As a result of these changes, the Company amended its current employment agreements with each of James Mackaness, Kristen Yen and Patricia Hirano. The amendments are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and the full text of such amendments is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to Employment Agreement by and between the Company and James Mackaness, dated as of January 8, 2021.

10.2	Amendment to Employment Agreement by and between the Company and Kristen Yen, dated as of January 8, 2021

10.3	Amendment to Employment Agreement by and between the Company and Patricia Hirano, dated as of January 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

Date: January 13, 2021

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer